UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 2, 2007 (July 27, 2007)

HERTZ GLOBAL HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	001-33139	20-3530539
(State of incorporation)	(Commission File Number)	(I.R.S Employer Identification No.)

225 Brae Boulevard
Park Ridge, New Jersey 07656-0713
(Address of principal executive offices, including zip code)

(201) 307-2000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02  Results of Operations and Financial Condition.

See Item 7.01 below.

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 27, 2007, Hertz Global Holdings, Inc. (“Hertz Holdings”) and its wholly owned subsidiary, The Hertz Corporation (“Hertz” and, together with Hertz Holdings, the “Companies”), announced that Paul J. Siracusa, the Companies’ Executive Vice President and Chief Financial Officer, will retire, effective August 31, 2007 and in connection with his retirement, Mr. Siracusa and the Companies entered into a separation agreement and release on August 1, 2007.

Elyse Douglas, currently the Companies’ Staff Vice President and Treasurer, will serve as Chief Financial Officer on an interim basis while the Companies consider internal and external candidates to fill the position.  Anthony Fiore, currently Staff Vice President, Global Tax, will serve as Treasurer on an interim basis, while maintaining his responsibilities overseeing the Companies’ tax departments.  A copy of the press release regarding this announcement is attached as Exhibit 99.1 to this current report and is incorporated by reference herein.

Under the terms of Mr. Siracusa’s separation agreement and release, for one year following his retirement Mr. Siracusa will provide (or make himself available to provide) consulting services, up to 20 hours per month on average, for a total payment of $120,000 plus expenses.  In addition, the Companies will pay him the following amounts, by no later than 30 days following August 31, 2007 and less deductions required by law:  his full bonus for calendar year 2007 of $382,200; $2,869,707 as provided in his change in control agreement with Hertz; long-term incentive plan awards of $300,000 for 2007 and $340,000 for 2008; and $25,000 that Mr. Siracusa may use for outplacement or any other services as he sees fit.  The Companies also agreed to waive certain restrictive covenants in Mr. Siracusa’s change in control agreement, though Mr. Siracusa will continue to be subject to certain restrictive covenants in the separation agreement described below.  The Companies further agreed that Mr. Siracusa and his spouse would continue to be provided health benefits through July 17, 2012. Mr. Siracusa’s stock options (identified in his separation and release agreement) that would have vested in May 2008 and May 2009 will vest on the later of the effective date of Mr. Siracusa’s separation agreement and release and August 31, 2007, and his retirement will be deemed to be a retirement at or after normal retirement age for purposes of all his options.  As a result, all of Mr. Siracusa’s options will remain exercisable for 180 days from the expiration of the Lock-Up Period as defined in the lock-up agreement delivered by Mr. Siracusa to Goldman, Sachs & Co., Lehman Brothers Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representatives of the underwriters of the June 2007 secondary public offering of Hertz Holdings’ common stock.

Mr. Siracusa released all claims he may have against the Companies, other than claims for accrued and vested retirement benefits, COBRA medical coverage, workers compensation, enforcement of the separation agreement or his change in control agreement or claims with the U.S. Equal Employment Opportunity Commission.  Mr. Siracusa also agreed to customary confidentiality and return-of-property provisions and that for two years following his separation from the Companies, he will not engage in, consult with, advise or assist any business competing with the Companies nor will he retain or attempt to retain the services of any of the Companies’ employees or others providing services to or on behalf of the Companies during the term of his employment.

Item 7.01  Regulation FD Disclosure.

On August 1, 2007, Hertz Holdings issued a press release (“Earnings Release”) announcing its financial results for the three months ended June 30, 2007.  As described in the Earnings Release, Hertz Holdings will host a conference call for investors to discuss its financial results for the three months ended June 30, 2007 on August 2, 2007.  A copy of the press release is attached as Exhibit 99.2 to this current report and incorporated by reference herein.  Hertz Holdings utilized certain non-GAAP financial measures in the Earnings Release that are detailed in the document attached as Exhibit 99.3 to this current report and incorporated by reference herein.

CAUTIONARY NOTE CONCERNING FORWARD-LOOKING STATEMENTS

Certain statements contained in this report include “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995.  You should not place undue reliance on these statements. Forward-looking statements include information concerning Hertz Holdings’ outlook, anticipated revenues, results of operations and implementation of productivity and efficiency initiatives, including targeted job reductions, and the anticipated savings and restructuring charges expected to be realized or incurred in connection therewith.  These statements often include words such as “believe,” “expect,” “project,” “anticipate,” “intend,” “plan,” “estimate,” “seek,” “will,” “may,” “should,” “forecast” or similar expressions.  These statements are based on certain assumptions that Hertz Holdings has made in light of its experience in the industry as well as its perceptions of historical trends, current conditions, expected future developments and other factors that Hertz Holdings believes are appropriate in these circumstances.  As you read this report, you should understand that these statements are not guarantees of performance or results.  They involve risks, uncertainties and assumptions. Many factors could affect Hertz Holdings’ actual results and its ability to implement its cost savings and efficiency initiatives successfully, and could cause Hertz Holdings’ actual results to differ materially from those expressed in the forward-looking statements.  Some important factors include: Hertz Holdings’ operations; economic performance; financial condition; management forecasts; efficiencies, cost savings and opportunities to increase productivity and profitability; income and margins; liquidity; anticipated growth; economies of scale; the economy; future economic performance; Hertz Holdings’ ability to maintain profitability during adverse economic cycles and unfavorable external events (including war, terrorist acts, natural disasters and epidemic disease); future acquisitions and dispositions; litigation; potential and contingent liabilities; management’s plans; taxes; and refinancing of existing debt.  In light of these risks, uncertainties and assumptions, the forward-looking statements contained in this report might not prove to be accurate and you should not place undue reliance upon them.  All forward-looking statements attributable to Hertz Holdings or persons acting on Hertz Holdings’ behalf are expressly qualified in their entirety by the foregoing cautionary statements.  All such statements speak only as of the date made, and Hertz Holdings undertakes no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

Hertz Holdings cautions you therefore that you should not rely unduly on these forward-looking statements.  You should understand that the risks and uncertainties discussed in “Risk Factors” and elsewhere in Hertz Holdings’ Annual Report on Form 10-K for the year ended December 31, 2006, as filed with the United States Securities and Exchange Commission, or the “SEC,” on March 30, 2007, and its Quarterly Report on Form 10-Q for the three months ended March 31, 2007, as filed with the SEC on May 11, 2007, could affect Hertz Holdings’ future results and the outcome of its implementation of its cost savings and efficiency initiatives, and could cause those results or other outcomes to differ materially from those expressed or implied in Hertz Holdings’ forward-looking statements.

Item 9.01  Financial Statements and Exhibits.

Exhibit 99.1 Press Release of Hertz Holdings dated July 27, 2007.

Exhibit 99.2 Press Release of Hertz Holdings dated August 1, 2007.

Exhibit 99.3 Non-GAAP Measures: Definitions and Use/Importance.

Exhibits 99.1, 99.2 and 99.3 shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in a filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HERTZ GLOBAL HOLDINGS, INC.
(Registrant)

	By:	/s/ Paul J. Siracusa
	Name:	Paul J. Siracusa
	Title:	Executive Vice President and
Chief Financial Officer

Date: August 2, 2007